                           GREEN TREE FINANCIAL CORP.

                        CERTIFICATE OF SERVICING OFFICER





The undersigned certifies that she is Senior Vice President and Treasurer of Green Tree Financial Corp., a Delaware corporation (the "Company"), and that as such she is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated July 1, 1998, (98-6), between the Company and First Trust National Association, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from October 16, 1998 to November 15, 1998 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 27th day of November, 1998.

                                       GREEN TREE FINANCIAL CORP.




                                       BY: /s/ Phyllis A. Knight
                                           -------------------------------------
                                           Phyllis A. Knight
                                           Senior Vice President and
                                           Treasurer

                        GREEN TREE FINANCIAL CORPORATION
           MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 5.64875%,
                5.91%, 5.93%, 5.98%, 6.06%, 6.27%, 6.45%, 6.66%
                    PASS-THROUGH CERTIFICATES, SERIES 1998-6
                CLASS A1, A2, A3, A4, A5, A6, A7, A8 CERTIFICATES
                                 MONTHLY REPORT
                                     Nov-98

                         CUSIP NO.#393505-J37, J45, J52, J60, J78, J86, J94, K27
                                                        TRUST ACCOUNT #3336743-0
                                                        REMITTANCE DATE 12/01/98

                                                                                        Total $        Per $1,000
                                                                                         Amount         Original
                                                                                    --------------     ------------
CLASS A CERTIFICATES
--------------------
(1a) Amount available( including Monthly Servicing Fee)                              10,362,002.89
                                                                                    --------------
 (b) Class M-1 Interest Deficiency Amount (if any) and Class B-1 Interest
     Deficiency Amount (if any) withdrawn for prior Remittance Date                           0.00
                                                                                    --------------
 (c) Amount Available after giving effect to withdrawal of Class M-1 Interest
     Deficiency Amount and Class B-1 Interest Deficiency Amount for prior
     Remittance Date                                                                 10,362,002.89
                                                                                    --------------
 (d) Amount withdrawn from (Capitalized Interest)(Pre-Funding) Account                        0.00
                                                                                    --------------
A.   Interest
     (2) Aggregate interest
         a. Class A-1 Remittance Rate (5.64875%)                                           5.64875%
                                                                                    --------------
         b. Class A-1 Interest                                                           79,802.31       2.28006600
                                                                                    --------------     ------------
         c. Class A-2 Remittance Rate (5.99%)                                                 5.91%
                                                                                    --------------
         d. Class A-2 Interest                                                          482,650.00       4.92500000
                                                                                    --------------     ------------
         e. Class A-3 Remittance Rate (5.93%)                                                 5.93%
                                                                                    --------------
         f. Class A-3 Interest                                                          247,083.33       4.94166660
                                                                                    --------------     ------------
         g. Class A-4 Remittance Rate (5.98%)                                                 5.98%
                                                                                    --------------
         h. Class A-4 Interest                                                          514,280.00       4.98333333
                                                                                    --------------     ------------
         i. Class A-5 Remittance Rate (6.06%)                                                 6.06%
                                                                                    --------------
         j. Class A-5 Interest                                                          545,905.00       5.05000000
                                                                                    --------------     ------------
         k. Class A-6 Remittance Rate 6.27%, (unless
            the Weighted Average Contract Rate is
            less than 6.27%)                                                                  6.27%
                                                                                    --------------
         l. Class A-6 Interest                                                          382,470.00       5.22500000
                                                                                    --------------     ------------
         m. Class A-7 Remittance Rate 6.45%, (unless
            the Weighted Average Contract Rate is
            less than 6.45%)                                                                  6.45%
                                                                                    --------------
         n. Class A-7 Interest                                                          509,012.50       5.37500000
                                                                                    --------------     ------------
                                                                                              6.66%
                                                                                    --------------
         p. Class A-8 Interest                                                          631,590.00       5.55000000
                                                                                    --------------     ------------
     (3) Amount applied to:
         a. Unpaid Class A Interest Shortfall                                                 0.00                0
                                                                                    --------------     ------------
    (4) Remaining:
         a. Unpaid Class A Interest Shortfall                                                 0.00                0
                                                                                    --------------     ------------
B.   Principal
    (5) Formula Principal Distribution  Amount                                        4,257,144.63              N/A
                                                                                    --------------     ------------
         a. Scheduled Principal                                                         709,569.18              N/A
                                                                                    --------------     ------------
         b. Principal Prepayments                                                     3,530,680.85              N/A
                                                                                    --------------     ------------
         c. Liquidated Contracts                                                              0.00              N/A
                                                                                    --------------     ------------
         d. Repurchases                                                                       0.00              N/A
                                                                                    --------------     ------------
         e. Current Month Advanced Principal                                          1,683,674.75              N/A
                                                                                    --------------     ------------
         f. Prior Month Advanced Principal                                           (1,666,780.15)             N/A
                                                                                    --------------     ------------
    (6)  Pool Scheduled Principal Balance                                           779,964,027.62
                                                                                    --------------
   (6b)  Adjusted Pool Principal Balance                                            778,280,352.87     972.85046251
                                                                                    --------------     ------------
   (6c)  Pool Factor                                                                    0.97285046
                                                                                    --------------

         *Subject to a maximum rate equal to the Weighted Average Contract Rate

                        GREEN TREE FINANCIAL CORPORATION
           MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 5.64875%,
                 5.91%, 5.93%, 5.98%, 6.06%, 6.27%, 6.45%, 6.66%
                    PASS-THROUGH CERTIFICATES, SERIES 1998-6
                CLASS A1, A2, A3, A4, A5, A6, A7, A8 CERTIFICATES
                                 MONTHLY REPORT
                                     Nov-98
                                     PAGE 2


                         CUSIP NO.#393505-J37, J45, J52, J60, J78, J86, J94, K27
                                                        TRUST ACCOUNT #3336743-0
                                                        REMITTANCE DATE 12/01/98


    (7) Unpaid Class A Principal Shortfall
        (if any) following prior Remittance Date                                              0.00
                                                                                    --------------
    (8) Class A Percentage for such Remittance Date                                          93.33%
                                                                                    --------------
    (9) Class A Percentage for the following  Remittance Date                                93.28%
                                                                                    --------------
   (10) Class A  Principal Distribution:
         a. Class A-1                                                                 4,257,144.63     121.63270371
                                                                                    --------------     ------------
         b. Class A-2                                                                         0.00       0.00000000
                                                                                    --------------     ------------
         c. Class A-3                                                                         0.00       0.00000000
                                                                                    --------------     ------------
         d. Class A-4                                                                         0.00       0.00000000
                                                                                    --------------     ------------
         e. Class A-5                                                                         0.00       0.00000000
                                                                                    --------------     ------------
         g. Class A-6                                                                         0.00       0.00000000
                                                                                    --------------     ------------
         h. Class A-7                                                                         0.00       0.00000000
                                                                                    --------------     ------------
         i.  Class A-8                                                                        0.00       0.00000000
                                                                                    --------------     ------------
   (11)  Class A-1 Principal Balance                                                 13,280,352.87     379.43865343
                                                                                    --------------     ------------
  (11a)  Class A-1 Pool Factor                                                          0.37943865
                                                                                    --------------

   (12)  Class A-2 Principal Balance                                                 98,000,000.00     1000.0000000
                                                                                    --------------     ------------
  (12a)  Class A-2 Pool Factor                                                          1.00000000
                                                                                    --------------

   (13)  Class A-3 Principal Balance                                                 50,000,000.00     1000.0000000
                                                                                    --------------     ------------
  (13a)  Class A-3 Pool Factor                                                          1.00000000
                                                                                    --------------
   (14)  Class A-4 Principal Balance                                                103,200,000.00     1000.0000000
                                                                                    --------------     ------------
  (14a)  Class A-4 Pool Factor                                                          1.00000000
                                                                                    --------------
   (15)  Class A-5 Principal Balance                                                108,100,000.00     1000.0000000
                                                                                    --------------     ------------
  (15a)  Class A-5 Pool Factor                                                          1.00000000
                                                                                    --------------
   (16)  Class A-6 Principal Balance                                                 73,200,000.00     1000.0000000
                                                                                    --------------     ------------
  (16a)  Class A-6 Pool Factor                                                          1.00000000
                                                                                    --------------
   (17)  Class A-7 Principal Balance                                                 94,700,000.00     1000.0000000
                                                                                    --------------     ------------
  (17a)  Class A-7 Pool Factor                                                          1.00000000
                                                                                    --------------
   (18)  Class A-8 Principal Balance                                                113,800,000.00     1000.0000000
                                                                                    --------------     ------------
  (18a)  Class A-8 Pool Factor                                                          1.00000000
                                                                                    --------------
   (19) Unpaid Class A Principal Shortfall
        (if any)following current Remittance Date                                             0.00
                                                                                    --------------
C.      Aggregate Scheduled Balances and Number of Delinquent
        Contracts as of Determination Date
         (20)  31-59 days                                                             3,763,049.29              108
                                                                                    --------------     ------------
         (21)  60 days or more                                                        2,349,466.26               62
                                                                                    --------------     ------------
         (22) Current Month Repossessions                                                65,847.03                2
                                                                                    --------------     ------------
         (23)  Repossession Inventory                                                   107,337.18                3
                                                                                    --------------     ------------

Please contact Bondholder Services Department of U.S. Bank National Association, 1-800-934-6802 with any questions regarding this statement or your Distribution.

                        GREEN TREE FINANCIAL CORPORATION
           MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 5.64875%,
                5.91%, 5.93%, 5.98%, 6.06%, 6.27%, 6.45%, 6.66%
                    PASS-THROUGH CERTIFICATES, SERIES 1998-6
                CLASS A1, A2, A3, A4, A5, A6, A7, A8 CERTIFICATES
                                 MONTHLY REPORT
                                     Nov-98
                                     PAGE 3

                         CUSIP NO.#393505-J37, J45, J52, J60, J78, J86, J94, K27
                                                        TRUST ACCOUNT #3336743-0
                                                        REMITTANCE DATE 12/01/98

Class M-1 Distribution Test and Class B Distribution test
(applicable on and after the Remittance Date occurring in July 2002.)
(24)  Average Sixty - Day Delinquency Ratio Test
         (a) Sixty - Day Delinquency Ratio for current Remittance Date                       0.31%
                                                                                    -------------
         (b) Average Sixty - Day Delinquency Ratio (arithmetic average of ratios for this month and two preceding months;
             may not exceed 4.0%)                                                            0.14%
                                                                                    -------------
(25)  Average Thirty - Day Delinquency Ratio  Test
         (a) Thirty - Day Delinquency Ratio for current Remittance Date                      0.80%
                                                                                    -------------
         (b) Average Thirty - Day Delinquency Ratio (arithmetic average of ratios for this month and two preceding months;
             may not exceed 6.0%)                                                            0.49%
                                                                                    -------------
(26)  Cumulative Realized Losses Test
         (a) Cumulative Realized Losses for  current Remittance Date
             (as a percentage of Cut-off Date Pool Principal Balance;
             may not exceed 5.5% from August 1, 2001 to July 31, 2002;
             6.5% from August 1 2002 to July 31, 2003; 8.5% from August 1,
             2003, to July 31, 2004 and 9.5% thereafter)                                     0.00
                                                                                    -------------
(27)  Current Realized Losses Test
         (a) Current Realized Losses for current Remittance Date                             0.00
                                                                                    -------------
         (b) Current Realized Loss Ratio (total Realized Losses for the most recent three months, multiplied by 4, divided by arithmetic average of Pool Scheduled Principal Balances for third
             preceding Remittance and for current Remittance Date;
             may not exceed 2.5%)                                                            0.00%
                                                                                    -------------
(28)  Class M-1 Principal Balance Test
         (a) The sum of Class M-1 Principal Balance and Class B Principal Balance
             (before distributions on current Remittance Date)  divided by
             Pool Scheduled Principal Balance as of preceding Remittance Date
             is greater than 23.25%                                                         13.80%
                                                                                    -------------
(29)  Class M-2 Principal Balance Test
         (a) The sum of Class M-1 Principal Balance and Class B Principal Balance
             (before distributions on current Remittance Date)  divided by
             Pool Scheduled Principal Balance as of preceding Remittance Date
             is greater than 12.75%                                                          8.69%
                                                                                    -------------
(30)  Class B Principal Balance Test
         (a) Class B Principal Balance (before any distributions on current
             Remittance Date) as of such Remittance date is greater than
             $16,000,000.00                                                         52,000,000.00
                                                                                    -------------
         (b) Class B Principal Balance (before distributions on current
             Remittance Date) divided by pool Scheduled Principal Balance
              as of preceding Remittance Date is equal to or greater than 9.75%.             6.65%
                                                                                    -------------

                        GREEN TREE FINANCIAL CORPORATION
   MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.63%, 6.80%, 7.14%, 7.92%
                    PASS-THROUGH CERTIFICATES, SERIES 1998-6
                              CLASS M1 CERTIFICATES
                                 MONTHLY REPORT
                                     Nov-98
                                     PAGE 4

                                                 CUSIP NO. #393505-K35, K43, K50
                                                        TRUST ACCOUNT #3336743-0
                                                        REMITTANCE DATE 12/01/98


                                                                                        Total $         Per $1,000
                                                                                         Amount           Original
                                                                                    --------------     -------------
CLASS M-1 CERTIFICATES
----------------------
   (31)  Amount available (including Monthly Servicing Fee)                           2,712,065.12
                                                                                    --------------
A. Interest
   (32)  Aggregate interest
         (a) Class M-1 Remittance Rate 6.63%, unless the
         Weighted Average Contract Rate is less than 6.63%)                                   6.63%
                                                                                    --------------
         (b) Class M-1 Interest                                                         309,400.00        5.52500000
                                                                                    --------------     -------------
         (c) Interest on Class M-1 Adjusted Principal Balance                                 0.00
                                                                                    --------------
   (33)  Amount applied to Class M-1 Interest Deficiency Amount                               0.00
                                                                                    --------------
   (34)  Remaining unpaid Class M-1 Interest Deficiency Amount                                0.00
                                                                                    --------------
   (35)  Amount applied to:
         a. Unpaid Class M-1 Interest Shortfall                                               0.00                 0
                                                                                    --------------     -------------
   (36)  Remaining:
         a. Unpaid Class M-1 Interest Shortfall                                               0.00                 0
                                                                                    --------------     -------------
B. Principal
   (37)  Formula Principal Distribution  Amount                                               0.00               N/A
                                                                                    --------------     -------------
         a. Scheduled Principal                                                               0.00               N/A
                                                                                    --------------     -------------
         b. Principal Prepayments                                                             0.00               N/A
                                                                                    --------------     -------------
         c. Liquidated Contracts                                                              0.00               N/A
                                                                                    --------------     -------------
         d. Repurchases                                                                       0.00               N/A
                                                                                    --------------     -------------
   (38)  Class M-1 Principal Balance                                                 56,000,000.00     1000.00000000
                                                                                    --------------     -------------
  (38a)  Class M-1 Pool Factor                                                          1.00000000
                                                                                    --------------
   (39)  Class M-1 Percentage for such Remittance Date                                        0.00%
                                                                                    --------------
   (40)  Class M-1 Principal Distribution:
         a. Class M-1 (current)                                                               0.00        0.00000000
                                                                                    --------------     -------------
         b. Unpaid Class M-1 Principal Shortfall
            (if any) following prior Remittance Date                                          0.00
                                                                                    --------------
   (41)  Unpaid Class M-1 Principal Shortfall
         (if any) following current Remittance Date                                           0.00
                                                                                    --------------
   (42)  Class M-1 Percentage for the following Remittance Date                               0.00%
                                                                                    --------------
   (43)  Class M-1 Liquidation Loss Interest
         (a) Class M-1 Liquidation Loss Amount                                                0.00
                                                                                    --------------
         (b) Amount applied to Class M-1
             Liquidation Loss Interest Amount                                                 0.00
                                                                                    --------------
         (c) Remaining Class M-1 Liquidation Loss
             Interest Amount                                                                  0.00
                                                                                    --------------
         (d) Amount applied to Unpaid Class M-1
             Loss Interest Shortfall                                                          0.00
                                                                                    --------------
         (e) Remaining Unpaid Class M-1
             Liquidation Loss Interest Shortfalls                                             0.00
                                                                                    --------------


         *Subject to a maximum rate equal to the Weighted Average Contract Rate

                        GREEN TREE FINANCIAL CORPORATION
   MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.63%, 6.80%, 7.14%, 7.92%
                    PASS-THROUGH CERTIFICATES, SERIES 1998-6
                              CLASS M2 CERTIFICATES
                                 MONTHLY REPORT
                                     Nov-98
                                     PAGE 5

                                                 CUSIP NO. #393505-K35, K43, K50
                                                        TRUST ACCOUNT #3336743-0
                                                        REMITTANCE DATE 12/01/98

                                                                                        Total $         Per $1,000
                                                                                         Amount           Original
                                                                                    --------------     -------------
CLASS M-2 CERTIFICATES
----------------------
   (44) Amount available( including Monthly Servicing Fee)                           2,402,665.12
                                                                                    -------------
A. Interest
   (45)  Aggregate interest
         (a) Class M-2 Remittance Rate 6.80%, unless the
         Weighted Average Contract Rate is less than 6.80%)                                  6.80%
                                                                                    -------------
         (b) Class M-2 Interest                                                         90,666.67         5.66666688
                                                                                    -------------      -------------
         (c) Interest on Class M-2 Adjusted Principal Balance                                0.00
                                                                                    -------------
   (46)  Amount applied to Class M-2 Interest Deficiency Amount                              0.00
                                                                                    -------------
   (47)  Remaining unpaid Class M-2 Interest Deficiency Amount                               0.00
                                                                                    -------------
   (48)  Amount applied to:
         a. Unpaid Class M-2 Interest Shortfall                                              0.00                  0
                                                                                    -------------      -------------
   (49)  Remaining:
         a. Unpaid Class M-2 Interest Shortfall                                              0.00                  0
                                                                                    -------------      -------------
B. Principal
   (50)  Formula Principal Distribution  Amount                                              0.00                N/A
                                                                                    -------------      -------------
         a. Scheduled Principal                                                              0.00                N/A
                                                                                    -------------      -------------
         b. Principal Prepayments                                                            0.00                N/A
                                                                                    -------------      -------------
         c. Liquidated Contracts                                                             0.00                N/A
                                                                                    -------------      -------------
         d. Repurchases                                                                      0.00                N/A
                                                                                    -------------      -------------
   (51)  Class M-2 Principal Balance                                                16,000,000.00      1000.00000000
                                                                                    -------------      -------------
  (51a)  Class M-2 Pool Factor                                                         1.00000000
                                                                                    -------------
   (52)  Class M-2 Percentage for such Remittance Date                                       0.00%
                                                                                    -------------
   (53)  Class M-2  Principal Distribution:
         a. Class M-2 (current)                                                              0.00         0.00000000
                                                                                    -------------      -------------
         b. Unpaid Class M-2 Principal Shortfall
            (if any) following prior Remittance Date                                         0.00
                                                                                    -------------
   (54)  Unpaid Class M-2 Principal Shortfall
         (if any) following current Remittance Date                                          0.00
                                                                                    -------------
   (55)  Class M-2 Percentage for the following Remittance Date                              0.00%
                                                                                    -------------
   (56)  Class M-2 Liquidation Loss Interest
         (a) Class M-2 Liquidation Loss Amount                                               0.00
                                                                                    -------------
         (b) Amount applied to Class M-2
             Liquidation Loss Interest Amount                                                0.00
                                                                                    -------------
         (c) Remaining Class M-2 Liquidation Loss
             Interest Amount                                                                 0.00
                                                                                    -------------
         (d) Amount applied to Unpaid Class M-2
             Loss Interest Shortfall                                                         0.00
                                                                                    -------------
         (e) Remaining Unpaid Class M-2
             Liquidation Loss Interest Shortfalls                                            0.00
                                                                                    -------------


         *Subject to a maximum rate equal to the Weighted Average Contract Rate

                        GREEN TREE FINANCIAL CORPORATION
   MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.63%, 6.80%, 7.14%, 7.92%
                    PASS-THROUGH CERTIFICATES, SERIES 1998-6
                              CLASS B CERTIFICATES
                                 MONTHLY REPORT
                                     Nov-98

                                                 CUSIP NO. #393505-K35, K43, K50
                                                        REMITTANCE DATE 12/01/98

                                                                                        Total $         Per $1,000
                                                                                         Amount          Original
                                                                                    --------------     ------------
CLASS BI CERTIFICATES
---------------------
         (1)  Amount Available less the Class A
              Distribution Amount and Class M-1 Distribution
              Amount (including Monthly Servicing Fee)                                2,311,998.45
                                                                                    --------------
         (3)  Class B-1 Remittance Rate (7.14%
              unless Weighted Average Contract Rate
              is below 7.14%)                                                                 7.14%
                                                                                    --------------
         (3)  Aggregate Class B1 Interest                                               142,800.00     5.95000000
                                                                                    --------------     ----------
         (4)  Amount applied to Unpaid
              Class B1 Interest Shortfall                                                     0.00           0.00
                                                                                    --------------     ----------
         (5)  Remaining Unpaid Class B1
              Interest Shortfall                                                              0.00           0.00
                                                                                    --------------     ----------
         (6)  Amount applied to Class B-1
              Interest Deficiency Amount                                                      0.00
                                                                                    --------------
         (7)  Remaining Unpaid Class B-1
              Interest Deficiency Amount                                                      0.00
                                                                                    --------------
         (8)  Unpaid Class B-1 Principal Shortfall
              (if any) following prior Remittance Date                                        0.00
                                                                                    --------------
        (8a)  Class B Percentage for such Remittance Date                                     0.00
                                                                                    --------------
         (9)  Current Principal (Class B Percentage of Formula Principal
              Distribution Amount)                                                            0.00     0.00000000
                                                                                    --------------     ----------
       (10a)  Class B1 Principal Shortfall                                                    0.00
                                                                                    --------------
       (10b)  Unpaid Class B1 Principal Shortfall                                             0.00
                                                                                    --------------
        (11)  Class B Principal Balance                                              52,000,000.00
                                                                                    --------------
        (12)  Class B1 Principal Balance                                             24,000,000.00
                                                                                    --------------
       (12a)  Class B1 Pool Factor                                                      1.00000000
                                                                                    --------------
        (13)  Class B-1 Liquidation Loss Interest
              (a) Class B-1 Liquidation Loss Amount                                           0.00
                                                                                    --------------
              (b) Amount Applied to Class B-1 Liquidation Loss Interest Amount                0.00
                                                                                    --------------
              (c) Remaining Class B-1 Liquidation Loss Interest Amount                        0.00
                                                                                    --------------
              (d) Amount applied to Unpaid Class B-1 Liquidation Loss
                  Interest Shortfall                                                          0.00
                                                                                    --------------
              (e) Remaining Unpaid Class B-1 Liquidation Loss Interest Shortfall              0.00
                                                                                    --------------


                        GREEN TREE FINANCIAL CORPORATION
   MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.63%, 6.80%, 7.14%, 7.92%
                    PASS-THROUGH CERTIFICATES, SERIES 1998-6
                              CLASS B CERTIFICATES
                                 MONTHLY REPORT
                                     Nov-98
                                     PAGE 2

                                                 CUSIP NO. #393505-K35, K43, K50
                                                        REMITTANCE DATE 12/01/98

                                                                                        Total $         Per $1,000
                                                                                         Amount          Original
                                                                                    --------------     ------------
CLASS B2 CERTIFICATES
---------------------
         (14) Remaining Amount Available                                              2,169,198.45
                                                                                    --------------
         (15) Class B-2 Remittance Rate ( 7.92%
              unless Weighted Average Contract
              Rate is less than 7.92%)                                                        7.92%
                                                                                    --------------
         (16) Aggregate Class B2 Interest                                               184,800.00     6.60000000
                                                                                    --------------     ----------

         (17) Amount applied to Unpaid
              Class B2 Interest Shortfall                                                     0.00           0.00
                                                                                    --------------     ----------
         (18) Remaining Unpaid Class B2
              Interest Shortfall                                                              0.00           0.00
                                                                                    --------------     ----------
         (19) Unpaid Class B2 Principal Shortfall
              (if any) following prior Remittance Date                                        0.00
                                                                                    --------------
         (20) Class B2 Principal Liquidation Loss Amount                                      0.00
                                                                                    --------------
         (21) Class B2 Principal (zero until class B1
              paid down: thereafter, Class B Percentage
              of formula Principal Distribution Amount)                                       0.00     0.00000000
                                                                                    --------------     ----------
         (22) Guarantee Payment                                                               0.00
                                                                                    --------------
         (23) Class B2 Principal Balance                                             28,000,000.00
                                                                                    --------------
        (23a) Class B2 Pool Factor                                                      1.00000000
                                                                                    --------------
         (24) Monthly Servicing Fee (deducted from
              Certificate Account balance to arrive at
              Amount Available if the Company or Green Tree
              Financial Servicing Corporation is not the Servicer;
              deducted from funds remaining after payment of Class A
              Distribution Amount, Class M-1 Distribution Amount,
              Class B-1 Distribution Amount and Class B-2  Distribution
              Amount, if the Company or Green Tree Financial Servicing Corp.            326,751.78
              is the Servicer)                                                      --------------
         (25) Class B-3I Guarantee Fee                                                1,657,646.67
                                                                                    --------------
         (26) Class B-3I Distribution Amount                                                  0.00
                                                                                    --------------
         (27) Class B-3I Formula Distribution Amount (all Excess
                  Interest plus Unpaid Class B-3I Shortfall)                                  0.00
                                                                                    --------------
         (28) Class B-3I Distribution Amount (remaining Amount Available)                     0.00
                                                                                    --------------
         (29) Class B-3I Shortfall (26-27)                                                    0.00
                                                                                    --------------
         (30) Unpaid Class B-3I Shortfall                                                     0.00
                                                                                    --------------
         (31) Class M-1 Interest Deficiency on such Remittance Date                           0.00
                                                                                    --------------
         (32) Class B-1 Interest Deficiency on such Remittance Date                           0.00
                                                                                    --------------
         (33) Repossessed Contracts                                                      65,847.03
                                                                                    --------------
         (34) Repossessed Contracts Remaining in Inventory                              107,337.18
                                                                                    --------------
         (35)Weighted Average Contract Rate                                                9.55947
                                                                                    --------------

Please contact Bondholder Services Department of U.S. Bank National Association, 1-800-934-6802 with any questions regarding this statement or your Distribution.